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                                                                  Exhibit 10.12b



              AMENDMENT NO. 2 AND WAIVER DATED AS OF APRIL 5, 2002
                   TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
                          DATED AS OF DECEMBER 14, 2000

         THIS AMENDMENT NO. 2 AND WAIVER DATED AS OF APRIL 5, 2002 TO THE REVOLVING CREDIT AND TERM LOAN AGREEMENT DATED AS OF DECEMBER 14, 2000 (this "AGREEMENT"), among AMERICAN ARCHITECTURAL PRODUCTS CORPORATION, a Delaware corporation and a debtor and debtor-in-possession, and THE OTHER BORROWERS NAMED THEREIN (each a "BORROWER" and, jointly and severally, the "BORROWERS"), the financial institutions parties to the Existing Credit Agreement referred to below and THE CIT GROUP/BUSINESS CREDIT, INC., as agent (in such capacity, the "AGENT").

                              W I T N E S S E T H:

         WHEREAS, the Borrowers, certain financial institutions and the Agent are parties to the Revolving Credit and Term Loan Agreement, dated as of December 14, 2000 and amended as of September 26, 2001 (the "EXISTING CREDIT AGREEMENT"), and the other Loan Documents; and

         WHEREAS, the Borrowers have failed to comply with the Minimum EBITDA and Fixed Charge Coverage Ratio covenants as required by Sections 8.14 and 8.15 of the Existing Credit Agreement for the Rolling Periods ended September 30, 2001 and December 31, 2001 (the "SUBJECT EVENTS OF DEFAULT"); and

         WHEREAS, the Borrowers have requested that, as of the Effective Date, the Subject Events of Default be waived and the Existing Credit Agreement be amended as herein provided; and

         WHEREAS, the Majority Lenders are willing, subject to the terms and conditions hereinafter set forth, to grant such waivers and make such amendments;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         SECTION 1.1 CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

         "AGENT" is defined in the PREAMBLE.

         "AGREEMENT" is defined in the PREAMBLE.

         "AMENDED CREDIT AGREEMENT" means the Existing Credit Agreement as amended by this Agreement as of the Effective Date.




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         "BORROWER" and "BORROWERS" is defined in the PREAMBLE.

         "EFFECTIVE DATE" is defined in SECTION 6.1.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "SUBJECT EVENT OF DEFAULT" is defined in the SECOND RECITAL.

         SECTION 1.2 OTHER DEFINITIONS. Unless otherwise defined or the context otherwise requires, terms used herein (including in the preamble and recitals hereto) have the meanings provided for in the Existing Credit Agreement.

                                   ARTICLE II

                                     WAIVER
                                     ------

         Effective on (and subject to the occurrence of) the Effective Date, the Lenders waive the Subject Events of Default.

                                   ARTICLE III

                                    AMENDMENT
                                    ---------

         Effective on (and subject to the occurrence of) the Effective Date, the Existing Credit Agreement is amended as follows:

         SECTION 3.1 ADDITION TO SECTION 1.01. The following new definition is added to Section 1.01 of the Existing Credit Agreement in the appropriate alphabetical order:

         "AMENDMENT NO. 2 TO CREDIT AGREEMENT" means Amendment No. 2 and Waiver Dated as of April ___, 2002 to this Agreement, among the Borrowers, the Agent and the Majority Lenders.

         SECTION 3.2 AMENDMENT TO CLAUSE (b)(x) OF SECTION 2.04(b)(iii). Clause
(b)(x) of Section 2.04(b)(iii) of the Existing Credit Agreement is amended and restated in its entirety as follows:

         "(x) other than in connection with any Eagle Prepayment Event, to the payment, in whole or in part, of the Obligations outstanding; PROVIDED, HOWEVER, that with respect to the sale of substantially all of the assets of Binnings Pan American and TM Window & Door, Inc., two divisions of Binnings Building Products, Inc., and the sale of substantially all of the Borrowers' real and personal property located at the Borrowers' corporate headquarters in Barberton, Ohio, the Borrowers shall apply half of the Net Proceeds therefrom to the repayment of the Term Loan and half of the Net Proceeds therefrom to the repayment of the Revolving Loan and"




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         SECTION 3.3 AMENDMENT TO SECTION 7.01(a). The first sentence of Section
7.01(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

         "As soon as practicable and in any event within one hundred and five
         (105) days after the close of each fiscal year of the Borrowers (except, with respect to the fiscal years ending December 31, 2000 and December 31, 2001, within one hundred and twenty (120) days after the close of such fiscal year), a consolidated and consolidating statement of operations and cash flows of the Borrowers for such fiscal year and a balance sheet of the Borrowers as of the close of such fiscal year, and notes to each, all in reasonable detail, setting forth in comparative form the corresponding figures for the preceding fiscal year, which consolidated statements and balance sheet shall be audited and accompanied by an opinion of independent certified public accountants of recognized national standing selected by the Borrowers and reasonably satisfactory to the Agent."

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         In order to induce the Majority Lenders to make the waiver provided for in ARTICLE II above and the amendments provided for in ARTICLE III above, the Borrowers hereby (a) represent and warrant that each of the representations and warranties of the Borrowers contained in the Existing Credit Agreement and in the other Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and both immediately before and after giving effect to the provisions of this Agreement no Default or Event of Default (other than immediately before giving effect to the provisions of this Agreement, the Subject Events of Default waived pursuant to ARTICLE II) has occurred and is continuing; (b) represent and warrant that their consolidated EBIDTA for the Rolling Period ended December 31, 2001 was not less than $3,600,000; (c) represent and warrant that their Fixed Charge Coverage Ratio for the Rolling Period ended December 31, 2001 was not less than 0.46:1.00; (d) represent and warrant that they will provide the Agent by April 15, 2002 with monthly financial and borrowing base projections for the fiscal year ending December 31, 2002; and (e) agree that the incorrectness in any material respect of any representation and warranty contained in the preceding CLAUSES (a) THROUGH (d) shall constitute an immediate Event of Default under the Amended Credit Agreement.

                                    ARTICLE V

                              ADDITIONAL COVENANTS
                              --------------------

         SECTION 5.1 Pursuant to Section 2.04(b)(iii) and 2.04(c) of the Amended Credit Agreement, the Borrowers hereby agree to use the Net Proceeds from the sale of substantially all of the capital stock and/or assets of Eagle & Taylor Company to repay all Obligations outstanding (other than any Obligations in respect of outstanding letters of




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credit, which shall be cash collateralized as provided in Clause (b)(y) of
Section 2.04(b)(iii) of the Amended Credit Agreement). Upon the repayment in full (and/or cash collateralization) of all Obligations outstanding, the Borrowers shall permanently terminate the Amended Credit Agreement in accordance with the terms and conditions thereof.

         SECTION 5.2 The failure of the Borrowers to comply with the terms and conditions set forth in Section 5.1 hereof shall constitute an immediate Event of Default under the Amended Credit Agreement.

                                   ARTICLE VI

                     CONDITIONS TO EFFECTIVENESS; EXPIRATION
                     ---------------------------------------

         SECTION 6.1 EFFECTIVE DATE. This Agreement shall become effective on such date (herein called the "EFFECTIVE DATE") when the conditions set forth in this SECTION 6.1 have been satisfied.

         SECTION 6.1.1 EXECUTION OF AGREEMENT. The Agent shall have received counterparts of this Agreement duly executed and delivered on behalf of the Borrowers, the Agent and the Majority Lenders.

         SECTION 6.1.2 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrowers pursuant to Article IV as of the Effective Date shall be true and correct.

         SECTION 6.1.3 FEE. The Agent shall have received a fee from the Borrowers in the amount of $100,000.

         SECTION 6.1.4 EXPIRATION. If all the conditions set forth in this
SECTION 6.1 have not been satisfied on or prior to 20 business days from the actual execution and delivery of this Agreement, the agreements of the parties contained in this Agreement shall, unless otherwise agreed by the Majority Lenders, terminate effective immediately on such date and without further action.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

         SECTION 7.1 CROSS-REFERENCES. References in this Agreement to any Article or section are, unless otherwise specified, to such Article or Section of this Agreement.

         SECTION 7.2 LOAN DOCUMENT PURSUANT TO AMENDED CREDIT AGREEMENT. This Agreement is a Loan Document executed pursuant to the Amended Credit Agreement.




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         SECTION 7.3 LIMITATION OF WAIVER AND AMENDMENTS. The waiver set forth in ARTICLE II above and the amendments set forth in ARTICLE III above shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Existing Credit Agreement or of any term or provision of any other Loan Document or of any transaction or further or future action on the part of the Borrowers which would require the consent of any of the Lenders under the Existing Credit Agreement or any other Loan Document.

         SECTION 7.4 COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION 7.5 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION 7.6 FURTHER ASSURANCE. The Borrowers shall execute and deliver, from time to time, in favor of the Agent and the Lenders such documents, agreements, certificates and other instruments as shall be necessary or advisable to effect the purposes of this Agreement.

         SECTION 7.7 COSTS AND EXPENSES. The Borrowers, jointly and severally agree to pay all reasonable costs and expenses incurred by the Agent (including the reasonable fees and out-of-pocket expenses of legal counsel of the Agent) incurred in connection with the execution and delivery of this Agreement and the other agreements and documents entered into in connection herewith.

         SECTION 7.8 GOVERNING LAW; WAIVER OF JURY TRIAL; ENTIRE AGREEMENT. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH PERSON A PARTY HERETO KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT OR DOCUMENT ENTERED INTO IN CONNECTION HEREWITH. THIS AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENT, WRITTEN OR ORAL, WITH RESPECT HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.



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



                    BORROWERS:

                    -    AMERICAN ARCHITECTURAL PRODUCTS CORPORATION

                    - FORTIFIED WINDOW & DOOR COMPANY fka AAPC ONE ACQUISITION CORPORATION

                    -    AAPC TWO ACQUISITION CORPORATION

                    -    AAPC THREE ACQUISITION CORPORATION

                    -    AAPC FOUR ACQUISITION CORPORATION

                    -    AAPC FIVE ACQUISITION CORPORATION

                    -    AAPC SIX ACQUISITION CORPORATION

                    -    AMERICAN GLASSMITH, INC.

                    -    AMERICAN WEATHER-SEAL COMPANY

                    -    BINNINGS BUILDING PRODUCTS, INC.

                    -    DANVID WINDOW COMPANY

                    -    DENVER WINDOW COMPANY

                    -    EAGLE & TAYLOR COMPANY

                    -    EAGLE WINDOW & DOOR CENTER, INC.

                    -    FORTE, INC.

                    -    MODERN WINDOW CORPORATION

                    -    THERMETIC GLASS, INC.

                    -    VINYLSOURCE, INC.

                    - WIG LIQUIDATION COMPANY EACH AS DEBTOR AND DEBTOR-IN-POSSESSION


                    By: ________________________________
                        Name: Joseph Dominijanni
                        Title: President of each of the foregoing







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                                Address for Notices:
                                --------------------

                                American Architectural Products Corporation
                                860 Boardman - Canfield Road
                                Suite 107, BOCA Building
                                Boardman, Ohio  44512
                                Attention:  Jonathan K. Schoenike, Esq.
                                Telephone:  (330) 965-9910
                                Telecopier:  (330) 965-9915

                                Joseph Dominijanni
                                6500 Brooktree Road
                                Wexford, PA  15090
                                Telephone:  (724) 940-2330
                                Telecopier:  (724) 940-2340

               With a copy for all notices regarding any Potential Default or Event of Default:

                                Squire, Sanders & Dempsey L.L.P.
                                Two Renaissance Square
                                40 North Central Avenue, Suite 2700
                                Phoenix, Arizona  85004-4498
                                Attention:  Christopher D. Johnson, Esq.
                                Telephone:  (602) 528-4046
                                Telecopier:  (602) 253-8129

               AGENT AND LENDER:
               -----------------

                                THE CIT GROUP/BUSINESS CREDIT, INC.


                                By:
                                   --------------------------------------------
                                     Name: Steven Schuit
                                     Title: Vice President

                                Address for Notices:
                                --------------------
                                The CIT Group/Business Credit, Inc.
                                1211 Avenue of the Americas
                                New York, New York 10036
                                Attention:  Mr. Steven Schuit
                                Telephone: (212) 790-9170
                                Telecopier: (212) 536-1295







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               With a copy for all notices regarding any
               Potential Default or Event of Default:

                                Stroock & Stroock & Lavan LLP
                                180 Maiden Lane
                                New York, New York 10038
                                Attention: Kristopher M. Hansen, Esq.
                                Telephone: (212) 806-5400
                                Telecopier: (212) 806-6006



















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